UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 15, 2022

BANC OF CALIFORNIA, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-35522	04-3639825
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 MacArthur Place, Santa Ana, California	92707
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (855) 361-2262
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BANC	New York Stock Exchange

Item 7.01. Regulation FD Disclosure.

On September 15, 2022, Banc of California, Inc. (the “Company”), the parent holding company of Banc of California, N.A. (the “Bank”), announced that the Bank has acquired the payments platform and technology of Global Payroll Gateway, Inc. and its wholly-owned subsidiary, Deepstack Technologies, LLC (collectively, “Deepstack”) for $24 million in cash and stock. Headquartered in Jupiter, Florida with a team located in Southern California, Deepstack is a differentiated software-led and e-commerce payments platform that provides clients with payment solutions, including merchant processing, payments acceptance and disbursements, tokenization, virtual accounts, fraud protection tools, chargeback management, and reconciliation and reporting services.

A copy of the press release is attached to this report as Exhibit 99.1 and is incorporated by reference herein.

The Company will host a conference call at 7:00 AM Pacific Time on Friday, September 16, 2022 to discuss the transaction. Interested parties are welcome to attend the conference call by dialing 888-317-6003, and referencing event code 3120438. A live audio webcast will also be available and the webcast link will be posted on the Company’s Investor Relations website at www.bancofcal.com/investor, in addition to the slide presentation for investor review prior to the call. A copy of the presentation materials is attached to this report as Exhibit 99.2 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1    Banc of California, Inc. Press Release dated September 15, 2022

99.2    Banc of California, Inc. Acquisition of Deepstack Presentation Materials

104    Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANC OF CALIFORNIA, INC.
Date: September 16, 2022

/s/ Ido Dotan
Ido Dotan
Executive Vice President, General Counsel and Corporate Secretary